SECURITY AGREEMENT

This Security Agreement, dated as of April 30, 2005 (this “Agreement”), by and between 360 Global Wine Group, Inc., a Nevada corporation (the “Borrower”), and Marks, Paneth & Shron, LLP (the “Lender”).

W I T N E S S E T H:

WHEREAS, in connection with Settlement Agreement and Release and Secured Promissory Note, both dated as of the same date herein (the “Settlement Agreement” and the “Note”, respectively), the Borrower has agreed to grant to the Lender a security interest in the Borrower’s properties and assets to secure the payment of the Note;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.

Reference to Note. This Agreement is being executed and delivered in connection with the Note, in the original principal amount of $130,000, issued by the Borrower to the Lender pursuant to the Settlement Agreement.

2.

Incorporation of Note. The terms, conditions, and provisions of the Note are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until the Note is paid and performed in full.

3.

Certain Definitions. As used herein, the following terms have the meanings indicated:

“Collateral” means any and all assets and properties (real, personal or mixed) of the Borrower and its Subsidiaries, whether now owned or hereafter acquired, including, without limitation, the membership interest in Kirkland Knightsbridge, LLC, all replacements, substitutions and additions thereto, and the accounts, notes and any other proceeds therefrom.

“Event of Default” shall have the meaning provided in the Note.

“Obligation” means the Borrower’s payment and performance duties and obligations under the Note, together with any and all renewals, extensions, and modifications of the same, and all costs of collection thereunder.

“Obligor” means any person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

“Settlement Agreement” means the Settlement Agreement and Release, dated as of April 30, 2005, by and between the Borrower and the Lender.

“Security Interests” means the security interests granted and the pledges and assignments made under Section 4.

“Security Document” means any security agreement, financing statement, mortgage, deed of trust or other similar security document.

“UCC” means the Uniform Commercial Code as enacted in the State of Nevada or other applicable jurisdiction, as amended at the time in question.

4.

Security Interests. In order to secure the full and complete payment and performance of the Obligation when due, the Borrower hereby grants to the Lender a priority security interest in and to the Collateral, except that the Lender’s interest shall be junior to the parties set forth on Schedule A attached hereto. Such security interests are granted and such pledges and assignments are made as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation of the Borrower with respect to any of the Collateral or any transaction involving or giving rise thereto.

5.

Representations, Warranties and Covenants of the Borrower.

(a)

 Representations and Warranties with Respect to the Collateral. The Borrower represents and warrants that (i) it has all requisite power and authority to enter into this Agreement; (ii) except for any Security Documents that may be filed by (A) the Lender with respect to the Collateral, or (B) the other parties described on Schedule A attached hereto with respect to the Collateral, no Security Document covering the Collateral, or any part thereof, has been filed with any filing officer, agency, instrumentality or authority; and (iii) no dispute, right of setoff, counterclaim, or defense exists with respect to any part of the Collateral.

(b)

 Affirmative Covenants of the Borrower. The Borrower covenants and agrees to each and all of the following: (i) to execute and deliver promptly to the Lender all such other Security Documents, assignments, certificates, and supplemental writings, and to do all other acts or things, as the Lender may reasonably request in order more fully to evidence and perfect the Security Interests; (ii) to assist the Lender, at its request from time to time, in perfecting the Security Interests in each applicable foreign and domestic jurisdiction; (iii) to furnish the Lender promptly with any information or writing that the Lender may reasonably request concerning the Collateral; (iv) to allow the Lender to inspect all books and records of the Borrower relating to the Collateral or the Note, and to make and take away copies of such books and records at the Lender’s expense; (v) to notify the Lender promptly of any change in any material fact or circumstance warranted or represented by the Borrower in this Agreement or in any other writings furnished by the Borrower to the Lender in connection with the Collateral; (vi) to notify the Lender promptly of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or any of the Security Interests, and at the request of a Lender, to appear in and defend, at the Borrower’s sole cost and expense, any action or proceeding; and (vii) to pay to the Lender promptly the amount of all court costs and reasonable attorney’s fees incurred by the Lender in the enforcement of its rights hereunder.

(c)

 Negative Covenants of the Borrower. The Borrower covenants and agrees that, without the prior written consent of the Lender (which consent may be granted or withheld in the sole and absolute discretion of the Lender), the Borrower will not create any other security interest in, mortgage, or otherwise encumber the Collateral or any part thereof, or permit the Collateral to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except for (i) security interests junior to the interests of the Lender, and (ii)  senior security interests in and to the Collateral by the parties named on Schedule A attached hereto.

6.

Default; Remedies. Should an Event of Default occur and be continuing, the Lender may, at its election, exercise any and all rights available to the Lender under the UCC, in addition to any and all other rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation, (a) requiring the Borrower to assemble all or part of the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to the Borrower and the Lender, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and the Borrower hereby consents to any such appointment), and (d) applying to the Obligation any cash held by the Lender under this Agreement.

(a)

Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Borrower and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Lender may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind.  It is agreed that notice sent or given not less than three (3) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subsection.

(b)

Sales of Securities. In connection with the sale of any Collateral that is securities, the Lender is authorized, but not obligated, to limit prospective Lender to the extent deemed necessary or desirable by the Lender to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by the Lender shall be deemed not to be “commercially reasonable” because so made.

(c)

Application of Proceeds. Subject to any senior security interests held by the parties named on Schedule A, the Lender shall apply the proceeds of any sale or other disposition of the Collateral under this Section 6 in the following order:  First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by the Lender under Section 7; and third, toward payment of the balance of the Obligation in such order and manner as the Lender, in its discretion, may deem advisable.

Any surplus remaining shall be delivered to the Borrower or as a court of competent jurisdiction may direct.

7.

Miscellaneous.

(a)

Term. Upon full and final payment and performance of the Obligation, this Agreement shall thereafter terminate upon receipt by the Lender of the Borrower’s written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Agreement, but shall be fully protected in making payment directly to the Lender.

(b)

Actions Not Releases. The Security Interests and the Borrower’s obligations and the Lender’s rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of this Agreement without the notification or consent of the Borrower, except as required herein (the right to such notification or consent being herein specifically waived by the Borrower); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of the Borrower, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by a Lender to the Borrower; (vi) any neglect, delay, omission, failure, or refusal of the Lender to take or prosecute any action in connection with this Agreement or any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of the Lender to notify the Borrower of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by the Lender against the Borrower or any new agreement between the Lender and the Borrower, it being understood that the Lender shall not be required to give the Borrower any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of the Lender hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason the Lender is required to refund such payment or pay the amount thereof to someone else.

(c)

Waivers. Except to the extent expressly otherwise provided herein, the Borrower waives (i) any right to require any Lender to proceed against any other person, to exhaust its rights in the Collateral, or to pursue any other right which a Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

(d)

Financing Statement. The Lender shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement or other Security Document, but the failure of any Lender to do so shall not impair the validity or enforceability of this Agreement.

(e)

Amendments. This Agreement may be amended only by an instrument in writing executed jointly by the Borrower and the Lender, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

(f)

Multiple Counterparts. This Agreement may be executed in a two identical counterparts, each of which shall be deemed an original for all purposes and both of which will constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

(g)

Parties Bound; Assignment. This Agreement shall be binding on the Borrower and the Borrower’s successors and assigns and shall inure to the benefit of the Lender and the Lender’s successors and assigns. The Borrower may not, without the prior written consent of the Lender (which consent may be granted or withheld in the sole and absolute discretion of the Lender), assign any rights, duties, or obligations hereunder.  In the event of an assignment of all or part of the Obligation, the Security Interests and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, shall be transferred therewith.

(h)

Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of New York and the laws of the United States of America. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the United States District Court for the Southern District of New York located in New York County, New York, New York. Each party consents and submits to the jurisdiction and venue of the foregoing court and consents that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of New York or the Southern District of New York (but such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the parties at their respective addresses provided in or pursuant to the Purchase Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. The Borrower hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

(i)

Complete Agreement. This Agreement, the Security Agreement, the Note, and all other agreements, instruments or documents executed and/or delivered in connection herewith and therewith are intended by the Borrower and the Lender as a final expression of their agreement with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings whether oral or written with respect to the subject matter hereof and thereof.

(j)

Notices. All notices (including other communications required or permitted) under this Note must be in writing and must be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested, (c) by a generally recognized courier or messenger service that provides written acknowledgement of receipt by the addressee, or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery.  Notices are deemed delivered when actually delivered to the address for notices as follows:

To Lender:

Marks Paneth & Shron, LLP

622 Third Avenue

Seventh Floor

New York, NY 10017

Attn: Steven Brass

With copies that will not constitute notice to:

Gerald Morganstern, Esq.

Hofheimer Gartlir & Gross, LLP

530 5th Avenue, 9th Floor

New York, NY 10036

To Borrower:

360 Global Company, Inc.

One Kirkland Ranch Road

Napa, CA 94558

With copies that will not constitute notice to:

Louis Taubman, Esq.

Law Offices of Louis E. Taubman, P.C.

225 Broadway, Suite 1200

New York, NY 10007

Any party may by written notice as set forth herein change the address or telephone/fax numbers to which notices or other communications to it are to be delivered or mailed.

IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.

THE BORROWER:

360 Global Wine Group, Inc.

By:

Name:

Title:

THE LENDER:

Marks Paneth & Shron, LLP

By:

____________________________

Name:

Steven Brass

Managing Partner

Schedule A

Parties with Senior Security Interests

Gryphon Master Fund, LP

Long View / Redwood Investment Fund